EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Lexington Resources, Inc. (the "Company") on Form 10-KSB for  period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Grant R. Atkins, Chief Executive Officer of the Company, and Norman MacKinnon, Treasurer/Chief Financial Officer of the Company, each certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2007	Date: May 17, 2007
/s/ Grant R. Atkins	/s/ Norman MacKinnon
Grant R. Atkins Chief Executive Officer	Norman MacKinnon Treasurer/Chief Financial Officer